                                                                     EXHIBIT 4.3

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated to be effective as of September 30, 1997, is entered into among GAYLORD ENTERTAINMENT COMPANY, a Delaware corporation, NEW GAYLORD ENTERTAINMENT COMPANY, a Delaware corporation (collectively, for purposes of this First Amendment, "Borrower"), the banks listed on the signature pages hereof (collectively, "Lenders"), and NATIONSBANK OF TEXAS, N.A., as Administrative Lender (in said capacity, "Administrative Lender").


                                   BACKGROUND

         A. Borrower, Lenders and Administrative Lender heretofore entered into that certain Credit Agreement, dated as of August 19, 1997 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. Borrower, Lenders and Administrative Lender desire to make an amendment to the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Lenders and Administrative Lender covenant and agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. The definition of "Permitted Debt" set forth in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "`Permitted Debt' means, without duplication, (a) unsecured Debt not to exceed $20,000,000 in aggregate principal amount, (b) Debt secured by Liens permitted by clause (g) of the definition of "Permitted Liens", provided, such Debt does not exceed $20,000,000 in aggregate principal amount, (c) Existing Debt and extensions, renewals and refinancings (but not increases) thereof, (d) Debt pursuant to or in connection with Film Contracts, (e) trade payables incurred in the ordinary course of the Companies' respective businesses, (f) Debt and Contingent Debt pursuant to this Agreement, (g) intercompany Debt between Companies, (h) Debt in respect of interest swap agreements and other similar agreements designed to hedge against fluctuations in interest rates, (i) Acquisition Consideration consisting of Debt incurred to the seller of assets acquired in an Acquisition or assumed pursuant to any single Acquisition not to exceed (A) during fiscal year 1997, the remainder of (1) $100,000,000 minus (2) the aggregate



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         amount of cash Acquisition Consideration paid for any such Acquisition during such fiscal year, (B) during fiscal year 1998, the remainder of
         (1) $125,000,000 minus (2) the aggregate amount of cash Acquisition Consideration paid for any such Acquisition during such fiscal year, and (C) during each fiscal year thereafter, the remainder of (1) $150,000,000 minus (2) the aggregate amount of cash Acquisition Consideration paid for any such Acquisition during such fiscal year, and (j) Contingent Debt in respect of operating lease obligations and other obligations (excluding Debt other than Permitted Debt) of any Company incurred in the ordinary course of business."

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty relates expressly to a specified date or is no longer correct because of a change in circumstances permitted by the Loan Documents;

         (b) no event has occurred and is continuing which constitutes a Default or Event of Default;

         (c) Borrower has full power and authority to execute and deliver this First Amendment and the Credit Agreement, as amended hereby, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended by this First Amendment, will contravene or conflict with any Law to which Borrower or any of its Subsidiaries is subject or any indenture, agreement or other instrument to which Borrower or any of its Subsidiaries or any of their respective property is subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Tribunal or other Person, is required for the execution, delivery or performance by Borrower of this First Amendment or the acknowledgement of this First Amendment by any Guarantor.

         3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of September 30, 1997, subject to the following:



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         (a) Administrative Lender shall have received counterparts of this
First Amendment executed by Determining Lenders;

         (b) Administrative Lender shall have received counterparts of this First Amendment executed by Borrower, and within 10 Business Days of the effective date hereof, acknowledged by each Guarantor (after giving effect to the Gaylord Restructuring and the Westinghouse Merger); and

         (c) Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and its counsel, such other documents, certificates and instruments as Administrative Lender reasonably shall require.

         4. GUARANTOR ACKNOWLEDGEMENT. By signing below, each of the Guarantors
(i) acknowledges, consents and agrees to the execution and delivery of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

         5. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

         (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto and with respect to advising the Lenders as to their rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

         7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW: BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.


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         9.  HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO
UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================



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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment to be effective as of the date first above written.

                                    GAYLORD ENTERTAINMENT COMPANY



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    NEW GAYLORD ENTERTAINMENT
                                    COMPANY



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    NATIONSBANK OF TEXAS, N.A.
                                    as a Lender, Swing Line Bank, Issuing
                                    Bank and as Administrative Lender



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    THE BANK OF NEW YORK



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------




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                                    THE FUJI BANK, LIMITED, ATLANTA
                                    AGENCY



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    SUNTRUST BANK, NASHVILLE, N.A.



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    FIRST AMERICAN NATIONAL BANK



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    CREDIT LYONNAIS NEW YORK BRANCH



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------




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                                    BANQUE PARIBAS



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    WELLS FARGO BANK (TEXAS), NATIONAL
                                    ASSOCIATION



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    FIRST UNION NATIONAL BANK



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    THE SAKURA BANK, LIMITED



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------




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                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED, ATLANTA AGENCY



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    COMERICA BANK



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    THE LONG-TERM CREDIT BANK OF JAPAN,
                                    LTD.



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    THE SANWA BANK, LIMITED



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    THE BANK OF NOVA SCOTIA



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------




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



                                    WACHOVIA BANK, N.A.



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                    BANK OF TOKYO MITSUBISHI TRUST
                                    COMPANY



                                    By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------





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ACKNOWLEDGED AND AGREED:

IDEA ENTERTAINMENT, INC.



By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title:
         ---------------------------------


CNR, INC.



By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title:
         ---------------------------------


GAYLORD BROADCASTING COMPANY, L.P.

By:      Gaylord Communications, Inc.,
         its General Partner



By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title:
         ---------------------------------


OPRYLAND ATTRACTIONS, INC.



By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title:
         ---------------------------------




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OLH, L.P.

By: Opryland Hospitality, Inc.



By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title:
         ---------------------------------


OPRYLAND MUSIC GROUP, INC.



By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title:
         ---------------------------------







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